                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           CENTURA SOFTWARE CORP.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                     [GUPTA LOGO]

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD SEPTEMBER 24, 1996


                      TO THE SHAREHOLDERS OF GUPTA CORPORATION:
    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Gupta Corporation (the "Company") will be held on Tuesday, September 24, 1996, at 3:00 p.m., local time, at Hyatt Rickey's in Palo Alto, located at 4219 El Camino Real, Palo Alto, California 94306 for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are elected and qualified;

    2. To approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares to an aggregate of 2,000,000 shares;

    3. To approve an amendment to the Company's 1992 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares to an aggregate of 400,000 shares;


    4. To approve the adoption of the 1996 Directors' Stock Option Plan and the reservation of 500,000 shares of Common Stock for issuance thereunder;

    5. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company to Centura Software Corporation;

    6. To ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996; and

    7. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on August 21, 1996 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

    All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            CRAIG W. JOHNSON
                                            SECRETARY

Menlo Park, California
August 26, 1996

                                     [GUPTA LOGO]

                                    _____________

                  PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD SEPTEMBER 24, 1996
                             ____________________________

                    INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Gupta Corporation (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on Tuesday, September 24, 1996 at
3:00 p.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Hyatt Rickey's in Palo Alto, located at 4219 El Camino Real, Palo Alto, California 94306. The telephone number at that location is (415) 493-8000.

    The Company's principal executive offices are located at 1060 Marsh Road, Menlo Park, California 94025. The Company's telephone number at that location is (415) 321-9500.

    This Proxy contains information that was also included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 18, 1996, as well as immaterial corrections to certain information that was previously filed.

SOLICITATION

    These proxy solicitation materials were mailed on or about August 26, 1996 to all shareholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Asa Drew, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person.

VOTING

    Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

    Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors where cumulative voting is invoked and except in certain other specific circumstances, the affirmative vote of a majority of shares REPRESENTED AND VOTING at a duly held meeting at which a quorum is present is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares ENTITLED TO VOTE, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and ENTITLED TO VOTE for purposes of determining the presence of a quorum but as not VOTING for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, for approval of the amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares to an aggregate of 2,000,000 shares, for approval of the amendment to the Company's 1992 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares to an aggregate of 400,000 shares, for approval of adoption of the 1996 Directors' Stock Option Plan and the reservation of 500,000 shares of Common Stock for issuance thereunder, for approval of the adoption of the amendment to the Company's Amended and Restated Articles of Incorporation to change the Company's name to Centura Software Corporation, and for ratification of the appointment of the designated independent auditors and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as VOTING with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

RECORD DATE AND SHARE OWNERSHIP

    Only shareholders of record at the close of business on August 21, 1996 are entitled to notice of and to vote at the meeting. As of the record date, __________ shares of the Company's Common Stock, par value $____ per share, were issued and outstanding.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1997 Annual Meeting of Shareholders must be received by the Company no later than March 15, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                    PROPOSAL NO. 1

                                ELECTION OF DIRECTORS

NOMINEES

    The Company's bylaws currently provide for seven directors. At the Annual Meeting, the Board of Directors has nominated six directors to be elected to serve until the next Annual Meeting and until their successors are elected and qualified at the meeting. The Company's Board of Directors proposes to fill the remaining seat (resulting from a director who has chosen not to seek reelection for reasons unrelated to the Company) at such time as it has identified a qualified candidate. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, five of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Assuming a quorum is present, the six nominees for director receiving the greatest number of votes cast at the Annual Meeting will be elected, up to the number of directors authorized by the Company's bylaws. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his or her successor has been elected and qualified.

    The names of the nominees and certain other information about them as of August 21, 1996 are set forth below:


                                                                     DIRECTOR
NAME OF NOMINEE   AGE   PRINCIPAL OCCUPATION                         SINCE
- ---------------   ---   ----------------------------------------     --------
Umang P. Gupta    46    Chairman of the Board of Directors           1983

Samuel M. Inman   45    President and Chief Executive Officer        ___
                        (Principal Executive Officer)

D. Bruce Scott    43    Co-founder of inquiry.com inc.               1984

William O. Grabe  58    General Partner of General Atlantic          1992
                        Partners, an investment firm

Max D. Hopper     61    Principal and Chief Executive Officer of     1995
                        Max D. Hopper Associates, Inc.; retired
                        Senior Vice President of AMR Corporation and retired Chairman of The SABRE Group

Anthony Sun       44    General Partner of Venrock Associates, a     1988
                        venture capital firm


     Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his name above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Mr. Gupta has served as Chairman of the Board of Directors since the inception of the Company and as Chief Executive Officer and President of the Company since inception until April 1995. Prior to founding the Company, Mr. Gupta served in various positions at Oracle Corporation, a relational database software corporation, from 1981 to 1984. He served most recently at Oracle Corporation as Vice President and General Manager of the Microcomputer Products Division, from 1983 to 1984.

     Mr. Inman served as President and Chief Operating Officer of the Company from April 1995 until January 1996, at which time he was appointed as President and Chief Executive Officer (Principal Executive Officer). Immediately prior to joining the Company, Mr. Inman served as an independent consultant to a number of high technology companies from 1994 until April 1995. Mr. Inman served as President and Chief Operating Officer of Ingram Micro Inc., a worldwide distributor of microcomputer products, from 1993 to 1994. Prior to assuming this position, Mr. Inman served as President of IBM's Personal Computer Company for the Americas from July 1992 to September 1993, President of IBM's National Distribution Division from March 1991 to July 1992, Director for IBM's Enterprise Systems Marketing Division from November 1988 to March 1991, and prior to this he served in various other positions within IBM. Mr. Inman is a graduate of Purdue University, where he earned a B.S. degree in mathematics.

     Mr. Scott has served as a director since November 1984. Effective April 30, 1995, Mr. Scott resigned as Senior Vice President of Database Products, in which position he had served since January 1994. In May 1995, Mr. Scott co-founded inquiry.com inc., an internet company. From July 1993 to January 1994, Mr. Scott served as Senior Vice President, Research and Development, Database and Connectivity Products for the Company. Prior to assuming this position, Mr. Scott was Senior Vice President and General Manager of Database Server Products from July 1992 to June 1993, Senior Vice President, Research and Development from January 1989 to June 1992, and Vice President from December 1984 to January 1989. Prior to joining the Company, Mr. Scott served as Manager of Database Development at Victor Technologies, a computer manufacturer corporation, from 1982 to 1983. Mr. Scott served as Senior Member of Technical Staff at Oracle Corporation from 1977 to 1982.

     Mr. Grabe has served as a director since July 1992. He has been a General Partner of General Atlantic Partners, an investment firm, since April 1992.
From February 1984 until March 1992, Mr. Grabe was a Vice President at IBM.
Mr. Grabe is a director of Compuware Corporation, a computer systems software corporation. Mr. Grabe is also a director of Baan N.Y., an enterprise solutions planning software company, Integrated Systems Solutions Corporation, a wholly-owned subsidiary of IBM, CODA Plc, a financial accounting software company and Gartner Group, an information systems consulting company. He is also a director of several other privately held companies in the computer software and services industry.

     Mr. Hopper has served as a director since April 1995. Mr. Hopper has been Principal and Chief Executive Officer of Max D. Hopper Associates, Inc., a consulting firm specializing in creating benefits from the strategic use of advanced information technologies since January 1995. Prior to forming Max D. Hopper Associates, Inc., Mr. Hopper served at AMR Corporation, an air transportation company and provider of information services to the travel and transportation industry, as Senior Vice President from 1985 through January 1995 as well as Chairman of The SABRE Group from April 1993 through January 1995.
Mr. Hopper served as Executive Vice President for Bank of America from 1982 through 1985. Mr. Hopper is also a director of the Gartner Group and Computer Language Research, Inc.

     Mr. Sun has served as a director since September 1988. He has been a general partner of Venrock Associates, a venture capital firm, since August 1979. Mr. Sun is also a director of Komag, Inc., a manufacturer of data storage components, Cognex Corporation, a manufacturer of vision systems for industrial applications, Conductus Inc., a manufacturer of superconducting electronics, Inference Inc., a client server help desk software company, Worldtalk Communications Corporation, an applications router company and Fractal Design Inc., a multimedia software company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors held a total of six meetings during the fiscal year ended December 31, 1995. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee of the Board of Directors currently consists of directors Grabe and Sun, and held four meetings during 1995. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee of the Board of Directors currently consists of directors Grabe and Sun, and held seven meetings during 1995. The Compensation Committee establishes the compensation for the Company's executive officers, including the Company's Chief Executive Officer.

     No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors that he was eligible to attend.

COMPENSATION OF DIRECTORS

     Directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board meetings. Directors received no cash compensation for their services on the Board of Directors. Nonemployee directors of the Company are automatically granted options to purchase shares of the Company's Common Stock pursuant to the terms of the Company's 1996 Directors' Stock Option Plan (the "Directors' Option Plan") provided that such nonemployee director agrees to cancel all options granted to such director from the Company's 1995 Directors' Stock Option Plan, except that each affected director will retain certain options to purchase 20,000 shares of the Company's Common Stock granted to the director under the Company's 1986 Incentive Stock Option Plan. Under the Directors' Option Plan, each nonemployee director receives an option to purchase 50,000 shares of Common Stock on the date on which the later of the following events occur: the effective date of the Directors' Option Plan or the date on which such person first becomes a nonemployee director of the Company. Each option granted under the Directors' Option Plan becomes exercisable in installments of 1/48th of the shares subject to such option on each of the first forty-eight (48) monthly anniversaries of the date of grant of the option and each option granted under the 1986 Incentive Stock Option Plan becomes exercisable in installments of 25% of the shares subject to such option on each of the first, second, third and fourth anniversaries of the date of grant of the option. Options granted under the Directors' Option Plan and the 1986 Incentive Stock Option Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and a term of ten years.

REQUIRED VOTE

     The six nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                                    PROPOSAL NO. 2

               APPROVAL OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN

     At the Annual Meeting, shareholders are being asked to approve an amendment to the 1995 Stock Option Plan (the "1995 Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares to an aggregate of 2,000,000 shares.

GENERAL

     The Company's 1995 Option Plan was adopted by the Board of Directors in March 1995 to replace the 1986 Incentive Stock Option Plan which had 160,970 shares available for grant thereunder as of April 19, 1995 and which expired in accordance with its terms in July 1996. The Board of Directors initially reserved 1,000,000 shares of Common Stock for issuance under the 1995 Option Plan. On July 23, 1996, the Board of Directors approved an amendment to increase the number of shares reserved for issuance under the 1995 Option Plan by 1,000,000 shares to a total of 2,000,000 shares, for which shareholder approval is being requested. The Board of Directors believes that, in order to attract qualified employees to the Company and to provide incentives to its current employees, it is necessary to grant options to purchase Common Stock to such employees pursuant to the 1995 Option Plan. Accordingly, shareholders are being asked to approve the proposed amendment to the 1995 Option Plan.

     The 1995 Option Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting of nonstatutory options to employees and consultants. See "United States Federal Income Tax Information" below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options.

     As of July 31, 1996, no shares had been issued upon exercise of options granted under the 1995 Option Plan, options to purchase 601,999 shares were outstanding and 398,001 shares remained available for future grant (not including the additional 1,000,000 shares reserved by the Board of Directors, for which shareholder approval is being requested). As of July 31, 1996, the fair market value of all shares of Common Stock subject to outstanding options was $3,310,995 based on the closing sale price of $5 1/2 for the Company's Common Stock as reported on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System on such date.

     As of December 31, 1995, (i) options to purchase 0 shares of Common Stock were outstanding under the 1995 Option Plan and held by all current executive officers as a group (9 persons), (ii) no options were outstanding and held by current directors who are not executive officers (5 persons) and (iii) options to purchase 37,500 shares of Common Stock were outstanding and held by all employees, including current officers who are not executive officers, as a group (299 persons as of July 31, 1996). For information with respect to options to purchase Common Stock of the Company granted in 1995 under the 1995 Option Plan and under the Company's 1986 Incentive Stock Option Plan to the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for 1995, and to additional executive officers with respect to option repricings, see "Compensation of Executive Officers -- Stock Option Grants in 1995" and "Report of the Compensation Committee."

     The 1995 Option Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

AMENDMENT TO INCREASE NUMBER OF RESERVED SHARES

     The Board of Directors believes that in order to attract and retain highly qualified employees and consultants and to provide such employees and consultants with adequate incentive through their proprietary interest in the Company, it is necessary to amend the 1995 Option Plan to reserve an additional 1,000,000 shares of Common Stock for issuance thereunder. At the Annual Meeting of Shareholders, the shareholders are being asked to approve the above amendment to the 1995 Option Plan.

PURPOSE

     The purposes of the 1995 Option Plan are to attract and retain the best available personnel for the Company, to give employees, officers, directors and consultants of the Company or its subsidiary a greater personal stake in the success of the business, and to provide such persons with added incentive to continue and advance in their employment or services to the Company.

ADMINISTRATION

     The 1995 Option Plan may be administered by the Board of Directors or a committee designated by the Board (the "Administrator"). The 1995 Option Plan is currently being administered by the Board of Directors and the Compensation Committee of the Board. The Compensation Committee has the exclusive authority to grant stock options and otherwise administer the 1995 Option Plan with respect to the Company's directors and officers eligible to participate in the 1995 Option Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1995 Option Plan. All questions of interpretation of the 1995 Option Plan are determined by the Administrator and decisions of the Administrator are final and binding upon all participants.

ELIGIBILITY

     The 1995 Option Plan provides that options may be granted to employees (including officers and directors who are also employees) and consultants of the Company. Incentive stock options may be granted only to employees. The Administrator selects the optionees and determines the number of shares and the exercise price to be associated with each option (except in the case of an optionee-employee who is also a director, in which case the Compensation Committee alone determines the number of shares and the exercise price to be associated with each option). In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors. As of July 31, 1996 there are approximately 240 employees eligible to participate in the 1995 Option Plan.

     The 1995 Option Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 250,000, subject to adjustment as provided in the 1995 Option Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

     The terms of options granted under the 1995 Option Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

     (a) EXERCISE OF THE OPTION The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.

     (b) EXERCISE PRICE The exercise price of options granted under the 1995 Option Plan is determined by the Administrator, and must be at least equal to the fair market value of the shares on the date of the first grant, in the case of incentive stock options, and 85% of the fair market value of the shares on the date of the grant, in the case of nonstatutory stock options, as determined by the Administrator, based upon the closing price on the NASDAQ National Market on the date of grant. Incentive stock options granted to shareholders owning more than 10% of the Company's outstanding stock are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options granted to a covered employee under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant.

     (c) TERMINATION OF EMPLOYMENT If the optionee's employment or consulting relationship with the Company is terminated for any reason other than death or total and permanent disability, options under the 1995 Option Plan may be exercised not later than ninety days after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

     (d) DISABILITY. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised within six months (or such other period of time not exceeding twelve months as is determined by the Administrator) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

     (e) DEATH. If an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within six months after the date of death (or such other period of time, not exceeding six months, as is determined by the Administrator) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option had the optionee continued living and remained employed or retained by the Company for three months after the date of death, but in no event may the option be exercised after its termination date.

     If an optionee should die within one month (or such other period of time not exceeding three months as is determined by the Administrator) after the optionee has ceased to be continuously employed or retained by the Company, the option may be exercised within three months after the date of death by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent that the optionee was entitled to exercise the option at the date of termination, but in no event may the option be exercised after its termination date.

     (f) TERMINATION OF OPTIONS: Incentive stock options granted under the 1995 Option Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options and nonstatutory stock options granted to shareholders owning more than 10% of the Company's outstanding stock may not have a term of more than five years and five years and one day, respectively.

     (g) NONTRANSFERABILITY OF OPTIONS: Options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     (h) ACCELERATION OF OPTION: In the event of a merger of the Company with or into another corporation or sale of substantially all of the Company's assets, the Administrator shall either accomplish a substitution or assumption of options or give written notice of the acceleration of the optionee's right to exercise his or her outstanding options in full at any time within thirty days of such notice. The Administrator may, in its discretion, make provisions for the acceleration of the optionee's right to exercise his or her outstanding options in full.

     Effective July 14, 1995, the Board adopted a resolution amending the Option Plan such that each employee stock option issued under the Option Plan is to accelerate by 50% of the unvested portion of such option upon an acquisition of the Company in which the employee-optionee is not offered a comparable position with the successor company.

     (i) OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Option Plan as may be determined by the Administrator.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change is made in the Company's capitalization, such as a stock split or dividend, that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the option price, the number of shares subject to each option, the annual limitation of grants to employees, as well as the number of shares available for issuance under the 1995 Option Plan. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate unless otherwise provided by the Administrator.


AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1995 Option Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1995 Option Plan that: (i) increases the number of shares that may be issued under the 1995 Option Plan, (ii) modifies the standards of eligibility, (iii) modifies the limitation on grants to employees described in the 1995 Option Plan or results in other changes which would require shareholder approval to qualify options granted under the 1995 Option Plan as performance-based compensation under Section 162(m) of the Code, or (iv) so long as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), materially increases the benefits to participants that may accrue under the 1995 Option Plan. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1995 Option Plan. The 1995 Option Plan shall terminate in March 2005, provided that any options then outstanding under the 1995 Option Plan shall remain outstanding until they expire by their terms.

UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1995 Option Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning tax implication of option grants and exercises and the disposition of stock acquired upon such exercises, under the 1995 Stock Option Plan.

     Options granted under the 1995 Option Plan may be either incentive stock options ("ISOs"), which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory options ("NSOs"), which will not so qualify. If an option granted under the 1995 Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock at the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is capped at 28%, whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

ALTERNATIVE MINIMUM TAX

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to the 1995 Option Plan and the reservation of an additional 1,000,000 shares of Common Stock for issuance thereunder.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1995 OPTION PLAN AND THE RESERVATION OF AN ADDITIONAL 1,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                    PROPOSAL NO. 3

                              APPROVAL OF THE AMENDMENT

                       TO THE 1992 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, shareholders are being asked to approve an amendment to the 1992 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares to an aggregate of 400,000 shares. The Purchase Plan provides for employee purchases of the Company's Common Stock through accumulated payroll deductions. Employees make such purchases by participation in regular offering periods from which they may withdraw at any time. The amendment will provide sufficient additional stock to continue the Company's policy of equity ownership by employees as an incentive for employees to exert maximum efforts for the success of the Company.

GENERAL AND PURPOSE

     The Purchase Plan was adopted by the Board of Directors in October 1992 and was approved by the shareholders in January 1993. A total of 300,000 shares of Common Stock were initially reserved for issuance thereunder. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. The Purchase Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA.

     As of July 31, 1996, a total of 244,709 shares had been issued to the Company's employees under the Purchase Plan and 55,291 shares remain available for future issuance. The average per share issuance price for shares purchased by employees under the Purchase Plan to date was approximately $8.2592 and the total net value realized by employees as a group from the purchase of such shares was $2,021,088.36. As of July 31, 1996, approximately 260 employees were eligible to participate in the Purchase Plan, of which 45 were participating.

PURPOSE

     The purpose of the Purchase Plan is to provide employees of the Company (and any of its subsidiaries designated by the Board of Directors) who participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

     The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors. The Purchase Plan is currently being administered by a committee appointed by Board. All questions of interpretation of the Purchase Plan are determined by the Board of Directors or its committee, and its decisions are final and binding upon all participants. Members of the Board of Directors or its committee who are eligible employees are permitted to participate in the Purchase Plan, provided that any such eligible member may not vote on any matter affecting the administration of the Purchase Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

ELIGIBILITY

     Any person who is customarily employed by the Company (or any of its designated subsidiaries) for at least 20 hours per week and more than five months in any calendar year is eligible to participate in the Purchase Plan after being employed by the Company for at least three months, provided that the employee was not eligible to participate during the offering period on any prior offering date and subject to certain limitations imposed by Section 5(a) and 423(b) of the Code and limitations on stock ownership as set forth in the Purchase Plan. See "Purchase of Stock; Exercise of Option."

OFFERING DATES

     In general, the Purchase Plan is implemented by a series of six-month offering periods commencing on or about February 1 and August 1 of each year. The Board of Directors has the power to change the duration and/or frequency of the offering periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

PARTICIPATION IN THE PLAN

     Eligible employees may participate in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company prior to the applicable offering date, unless a later time for filing the subscription agreement is set by the Board for all eligible employees with respect to a given offering. The subscription agreement currently authorizes payroll deductions of up to ten percent of the participant's eligible compensation on the date of the purchase.

PURCHASE PRICE

     The purchase price per share at which shares are sold under the Purchase Plan is 85 percent of the lower of the fair market value of the Common Stock on the offering date or on the applicable exercise date. The fair market value shall be the closing price of the Common Stock on the NASDAQ National Market as of such date or, if such price is not reported, the mean of the bid and asked prices per share reported by NASDAQ, or if listed on a stock exchange, the closing price on such exchange as reported in THE WALL STREET JOURNAL.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions during the six-month offering period. The deductions may be up to ten percent of a participant's eligible compensation received on each payday during the offering period. Eligible compensation is defined in the Purchase Plan to include the regular straight time gross earnings excluding payments for overtime, shift premium, incentive compensation, bonuses and commissions. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period prior to an exercise date, and may decrease or increase the rate of his or her payroll deductions once during the offering period by completing and filing a new subscription agreement. Payroll deductions shall commence on the first payroll following the offering date and shall continue until his or her participation is terminated as provided in the Purchase Plan. No interest accrues on the payroll deductions of a participant in the Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

     By executing a subscription agreement to participate in the Purchase Plan, the participant is entitled to have shares placed under option. The maximum number of shares placed under option to a participant in an offering period is the number determined by dividing $12,500 by the fair market value of one share of the Company's Common Stock on the offering date. Within this limit, the number of shares purchased by a participant will be determined by dividing the amount of the participant's total payroll deductions accumulated during each exercise period by the lower of (i) 85% of the fair market value of the Common Stock on the offering date, or (ii) 85% of the fair market value of the Common Stock on the applicable exercise date. See "Payment of Purchase Price; Payroll Deductions" for additional limitations on payroll deductions. Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automatically at the end of each exercise period at the applicable price. See "Withdrawal." Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the Purchase Plan if immediately after the grant of the option he or she would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any participant be granted an option which would permit the participant to buy pursuant to all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the available shares shall be made in as equitable a manner as is practicable.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest may be increased or decreased once during any given offering period by completing and filing a new subscription agreement with the Company. In addition, a participant's interest may be terminated in whole, but not in part, by delivering written notice of such withdrawal to the Company. Such withdrawal may be elected at any time prior to the end of the applicable three-month period prior to an exercise date under the Purchase Plan. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period.

     A participant's withdrawal from an offering period does not have an effect upon such participant's eligibility to participate in subsequent offering periods under the Purchase Plan; however, the participant may not re-enroll in the same offering period after withdrawal.

TERMINATION OF EMPLOYMENT

     Upon termination of the participant's continuous status as an employee prior to the exercise date of an offering period for any reason, including retirement or death, the contributions credited to his or her account will be returned to him or her, without interest, or, in the case of his or her death, to the person or persons entitled thereto, and his or her option will be automatically terminated.

     In the event an employee fails to remain in continuous status as an employee of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Purchase Plan and the contributions credited to his or her account will be returned to him or her, without interest, and his or her option terminated.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made in the shares subject to purchase and in the purchase price per share, as well as in the number of shares available for issuance under the Purchase Plan. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors or its committee.

NONTRANSFERABILITY

     No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

REPORTS

     Individual accounts will be maintained for each participant in the Purchase Plan. Each participant shall receive promptly after each exercise date a report of such participant's account setting forth the total amount of the participant's contributions, the per share purchase price and the number of shares purchased and the remaining cash balance, if any, to be returned or carried over to the next offering period.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in any option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior shareholder approval with respect to any change for which shareholder approval is required to comply with the rules regarding "discretionary plans" under Section 16 of the Exchange Act and Rule 16b-3 or under Section 423 of the Code (or any successor provisions thereto).

FEDERAL INCOME TAX ASPECTS OF THE PURCHASE PLAN

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1992 Employee Stock Purchase Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all participants to consult their own tax advisor concerning tax implication of purchases and the disposition of stock acquired pursuant to the 1992 Employee Stock Purchase Plan.

     GENERAL TAX INFORMATION. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify for the federal income tax treatment provided to employee stock purchase plans and their participants under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount which depends upon the holding period of the shares. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15 percent of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on whether or not the disposition occurs more than one year after the date the shares are purchased. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by a participant upon a sale or disposition of shares prior to the expiration of the holding periods described above. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Purchase Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.


REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to the 1992 Purchase Plan and the reservation of an additional 100,000 shares of Common Stock for issuance thereunder.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR" THE APPROVAL OF THE
AMENDMENT TO THE 1992 PURCHASE PLAN AND THE RESERVATION OF AN ADDITIONAL 100,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                    PROPOSAL NO. 4

                    APPROVAL OF 1996 DIRECTORS' STOCK OPTION PLAN

     At the Annual Meeting, shareholders are being asked to approve adoption of the 1996 Directors' Stock Option Plan (the "Directors Option Plan") effective as of January 22, 1995 and the reservation of 500,000 shares of Common Stock for issuance thereunder.

GENERAL AND PURPOSE

     The Directors Option Plan was adopted by the Board of Directors in January 1996 to replace the 1995 Directors Stock Option Plan which was terminated at that time and the Board has reserved a total of 500,000 shares of Common Stock for issuance thereunder.

     The Directors' Option Plan provides for the grant of nonstatutory stock options to nonemployee directors of the Company to replace those previously issued pursuant to the 1995 Directors Stock Option Plan which are to be canceled. The Directors' Option Plan is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Board of Directors.

     The purpose of the Directors' Option Plan is to provide an incentive for directors to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board of Directors.

GRANT AND EXERCISE OF OPTION

     The Directors' Option Plan provides that each person who is a nonemployee director shall be automatically granted an option to purchase 50,000 shares of Common Stock on the date on which the later of the following events occur: the effective date of the Directors' Option Plan or the date on which such person first becomes a nonemployee director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy, provided that such nonemployee director agrees to cancel all options granted to such director from the Company's 1995 Directors' Stock Option Plan, except that each affected director will retain certain options to purchase 20,000 shares of the Company's

Common Stock granted to the director under the Company's 1986 Incentive Stock Option Plan. The Directors' Option Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one nonemployee director, but does provide for the number of shares that may be included in any grant and the method of making a grant. No option granted under the Directors' Option Plan is transferable by the optionee other than by will or the laws of descent or distribution, and each option is exercisable, during the lifetime of the optionee, only by such optionee.

     The Directors' Option Plan provides that each option granted thereunder becomes exercisable in installments cumulatively as to 1/48th of the shares on each of the first forty-eight (48) monthly anniversaries of the date of grant of the option. The options will remain exercisable for up to ninety days following the optionee's termination of service as a director of the Company, unless such termination is a result of death, in which case the options will remain exercisable for up to a six-month period (or such lesser period as is determined by the Board), or disability, in which case the options will remain exercisable for up to a six-month period (or such other period not exceeding twelve months as is determined by the Board).

EXERCISE PRICE AND TERM OF OPTIONS

     The exercise price of all stock options granted under the Directors' Option Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant of the option, which is defined to be the closing sale price of the Company's Common Stock on the NASDAQ National Market on the immediately preceding trading date. Options granted under the Directors' Option Plan have a term of ten years.

MERGER OR SALE OF ASSETS

     In the event of the dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation in which the Company is not the surviving corporation or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, each nonemployee director shall have a reasonable time within which to exercise the option, including any part of the option that would not otherwise be exercisable, prior to the effectiveness of such dissolution, liquidation, sale, merger or reorganization, at the end of which time the option shall terminate, or the right to exercise the option, including any part of the option that would not otherwise be exercisable, or receive a substitute option with comparable terms, as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such dissolution, liquidation, sale, merger or reorganization.

AMENDMENT AND TERMINATION

     The Board of Directors may at any time amend or terminate the Director's Option Plan, except that such termination cannot affect options previously granted without the agreement of any optionee so affected. Notwithstanding the foregoing, the provisions regarding the grant of options under the Directors' Option Plan may be amended only once in any six-month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     If not terminated earlier, the Directors' Option Plan will expire in 2006.

U.S. FEDERAL INCOME TAX INFORMATION

     Options granted under the Directors' Option Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above will be treated as capital gain (or loss), and will be long-term capital gain if the optionee has held the shares more than one year. For individual taxpayers, the current federal income tax rate on long-term capital gains is capped at 28%, whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Option Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside. The Company advises all eligible directors to consult their own tax advisors concerning tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the Directors' Option Plan.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve adoption of the Directors' Option Plan and the reservation of 500,000 shares of Common Stock for issuance thereunder.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTORS' OPTION PLAN AND THE RESERVATION OF 500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                    PROPOSAL NO. 5

             APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
                   ARTICLES OF INCORPORATION TO EFFECT NAME CHANGE

     The Company is asking the shareholders to vote on a proposal to amend the Company's Amended and Restated Articles of Incorporation (the "Restated Articles") in order to change the name of the Company from Gupta Corporation to Centura Software Corporation. The Board of Directors has unanimously approved such an amendment to the Restated Articles. If the corporate name change is approved by the shareholders, it is anticipated that the Company's Common Stock will be traded under the symbol "CNTR."

     The Company desires to change the name of the Company from Gupta Corporation to Centura Software Corporation in order to take advantage of the goodwill associated with the Company's new "Centura" line of software products and to avoid possible confusion in the industry and the marketplace as to the origin of Centura products.

     Upon consummation of the proposed change of name it will not be necessary to surrender stock certificates. Instead, when certificates are presented for transfer, new stock certificates bearing the name Centura Software Corporation, will be issued.

     If any action, suit, proceeding or claim has been instituted, made or threatened, relating to the name change, which makes effectuation of the name change inadvisable in the opinion of the Company's Board of the Directors or there exists any other circumstance which would make consummation of the name change inadvisable in the opinion of the Board of Directors, the proposal to amend the Restated Articles may be terminated by the Board of Directors either before or after approval of the name change by the shareholders.

REQUIRED VOTE

     Approval of adoption of the Certificate of Amendment in order to change the name of the Company requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL TO ADOPT THE CERTIFICATE OF AMENDMENT WHEREBY THE COMPANY'S NAME WILL BE CHANGED TO CENTURA SOFTWARE CORPORATION.

                                    PROPOSAL NO. 6

                 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of Price Waterhouse LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1996, and recommends that the shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Price Waterhouse LLP has also audited the Company's financial statements for the fiscal years ending December 31, 1993, 1994 and 1995. Representatives of Price Waterhouse LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     On October 4, 1995, Arthur Andersen LLP resigned as independent accountants to audit the financial statements of the Company for the 1995 fiscal year. Subsequent to such resignation, the Company received a letter dated January 2, 1996 from Arthur Andersen advising the Company that it had withdrawn its reports issued with respect to its audits of the Company's December 31, 1993 and 1994 financial statements. Disagreement between the Company and Arthur Andersen regarding restatement of the Company's financial results for its quarter ended March 31, 1994 and the timing of revenue recognition for certain transactions reported in that quarter are described in detail in the Company's report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on October 11, 1995, as amended by Form 8-K/A (Amendment No. 1) filed with the Commission on October 26, 1995 (the "Form 8-K/A").

     During the two most recent fiscal years and subsequent interim periods prior to October 4, 1995, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events, except the Company's disagreement with Arthur Andersen regarding the Company's restatement of its financial results for the quarter ended March 31, 1994, as described in the Form 8K/A.
The reports of Arthur Andersen LLP on the financial statements of the Registrant for the years ended December 31, 1993 and December 31, 1994 contained no adverse opinion or other disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     Effective January 2, 1996, the Board of Directors of the Company engaged the accounting firm of Price Waterhouse LLP ("Price Waterhouse") as independent accountants to audit the Company's financial statements for the fiscal years ended December 31, 1993, December 31, 1994, and December 31, 1995. The Company's audit committee of its Board of Directors approved these actions.

     The Company has not consulted with the independent accounting and audit group at Price Waterhouse LLP responsible for performing future independent accounting work during the preceding two years or subsequent interim periods through September 31, 1995 on (i) either the application of accounting principles or type of opinion Price Waterhouse might issue on the Company's financial statements or (ii) the Company's disagreement with Arthur Andersen regarding the Company's restatement of its financial results for its quarter ended March 31, 1994 as described in the Form 8-K/A. Through its outside litigation counsel the Company previously engaged the Dispute Analysis and Corporate Recovery Consulting Unit of Price Waterhouse as litigation consultants to provide expert witness testimony in connection with the securities class action litigation filed against the Company and various of its officers and directors in May 1994, as described in the Company's report on the Form 8-K filed with the Commission on January 11, 1996.

     The Company has requested that Arthur Andersen furnish a letter addressed to the SEC stating whether Arthur Andersen LLP agrees with the above statements.

REQUIRED VOTE

     The ratification of the appointment of Price Waterhouse LLP as the Company's independent public accountants requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1996.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of June 30, 1996 as to (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table beginning on page ___ and
(iv) all directors and executive officers as a group.

          5% SHAREHOLDERS, DIRECTORS,                   SHARES BENEFICIALLY
           NAMED EXECUTIVE OFFICERS,                         OWNED(1)
                                                       -------------------
AND DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP    NUMBER(2)   PERCENT OF TOTAL
- -----------------------------------------------   ----------    --------------

Umang P. Gupta. . . . . . . . . . . . . .          2,199,774             17.21%

Novell, Inc. (3). . . . . . . . . . . . .          1,057,000              8.39%
  2180 Fortune Drive
  San Jose, CA 95131

D. Bruce Scott (4). . . . . . . . . . . .            619,401              4.91%

Anthony Sun (5) . . . . . . . . . . . . .            502,112              3.98%

Kanwal S. Rekhi (6) . . . . . . . . . . .             27,917                 *

William O. Grabe. . . . . . . . . . . . .             33,750                 *

Max. D. Hopper. . . . . . . . . . . . . .              6,250                 *

Samuel M. Inman (7) . . . . . . . . . . .             95,000                 *

Richard J. Heaps. . . . . . . . . . . . .             58,346                 *

Earl M. Stahl . . . . . . . . . . . . . .             75,209                 *

John G. McAughtry . . . . . . . . . . . .             33,750                 *

All directors and executive officers  . .          3,746,505             28.38%
as a group (14 persons) (2)(4)(5)(6)(7)(8)

____________________

*    Less than 1%

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2) Includes with respect to each named person the following shares subject to stock options exercisable within 60 days of June 30, 1996: Mr. Gupta - 168,332; Mr. Scott - 6,250; Mr. Sun - 27,917; Mr. Rekhi - 27,917; Mr. Grabe
     - 33,750; Mr. Hopper - 6,250; Mr. Inman - 80,000; Mr. Heaps - 40,973; Mr.
     Stahl - 70,209, Mr. McAughtry - 33,750.

(3) Novell, Inc. and the Company are parties to a marketing agreement to promote the sale of the Company's products through Novell's authorized resellers. See "Certain Relationships and Related Transactions."

(4) Includes 6,000 shares held for the benefit of Mr. Scott's children. Excludes 4,500 shares held by members of Mr. Scott's family, as to which Mr. Scott disclaims beneficial ownership. Excludes 477,758 shares transferred to Mr. Scott's ex-wife pursuant to a final divorce decree dated March 1, 1996, as to which Mr. Scott disclaims beneficial ownership.
     Mr. Scott resigned his position as an executive officer in April 1995 and has been on leave from the Company since January 1995. Mr. Scott will stand for reelection to the Company's Board of Directors.

(5) Includes 450,042 shares held by Venrock Associates. Because Mr. Sun, a director of the Company, is a general partner of Venrock Associates, he may be deemed to be a beneficial owner of such shares. Mr. Sun disclaims beneficial ownership of such shares.

(6)  Includes 4,000 shares held for the benefit of Mr. Rekhi's children.
     Mr. Rekhi disclaims beneficial ownership of such shares. Mr. Rekhi is not standing for reelection to the Company's Board of Directors for reasons not related to the Company.

(7) Mr. Inman has served as President and Chief Executive Officer (Principal Executive Officer) since January 1996 and served as President and Chief Operating Officer from April 1995 through December 1995.

(8) Includes 598,752 shares subject to options held by directors and officers that are exercisable within 60 days of June 30, 1996.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH ON PAGE ___ SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                         REPORT OF THE COMPENSATION COMMITTEE

GENERAL

     The Company's executive compensation policies are determined by the Compensation Committee of the Board of Directors. The Compensation Committee (the "Committee") is composed of two nonemployee directors. The Chairman of the Board of Directors served on the Committee during the formative years of the Company, but resigned his membership on the Committee during 1993.

     The objective of the Company's executive compensation program is to align executive compensation with the Company's business objectives and performance, and to enable the Company to attract, retain and reward executives who contribute to the long-term business success of the Company. The Company's executive compensation program is based on the same four basic principles that guide compensation decisions for all employees of the Company:

- -    The Company compensates for demonstrated and sustained performance.

- -    The Company compensates competitively.

- -    The Company strives for equity and fairness in the administration of compensation.

- -    The Company believes that each employee should understand how his or her compensation is determined.

     The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution are rewarded by higher levels of compensation. In order to ensure that it compensates its executives competitively, the Company regularly compares its compensation practices to those of other companies of comparable size within similar industries. Through the use of independent compensation surveys and analysis, employee compensation training, and periodic pay reviews, the Company strives to ensure that compensation is administered equitably and fairly and that a balance is maintained between how executives are paid relative to other employees and relative to executives with similar responsibilities in comparable companies.

     The Committee meets at lease twice annually: once late in the year to establish the compensation program for the next fiscal year and once, mid-year, to evaluate how effectively the program is meeting its objectives.
Additionally, the Committee may hold special meetings to approve the compensation program of a newly hired executive or an executive whose scope of responsibility has significantly changed. Each year, the Committee meets with the CEO and the Director, Human Resources regarding executive compensation projections for the next three years and proposals for executive compensation for the next operating year. Compensation plans are based on compensation surveys and assessments as to the demonstrated and sustained performance of the individual executives. The Committee then independently reviews the performance of the CEO and the Company, and develops the annual compensation plan for the CEO based on competitive compensation data and the Committee's evaluation of the CEO's demonstrated and sustained performance and its expectation as to his future contributions in leading the Company. The Committee presents for adoption its findings on the compensation of each individual executive at a subsequent meeting of the full Board of Directors.

COMPENSATION OF EXECUTIVE OFFICERS

     During 1995, the Company's executive compensation program was comprised of the following key components:

     BASE SALARY. The Company sets the base salaries of its executives at the levels of comparably sized companies engaged in similar industries.

     CASH-BASED INCENTIVES. The Company's executives participate in a cash incentive program. The program includes all of the Company's executives and is contingent on the achievement of specific Company-wide goals in the areas of customer satisfaction, operating profit, revenue performance, asset management and the achievement of specific individual performance goals that are measured objectively, as well as individual performance goals that are measured subjectively. Participants in this program include the CEO and vice presidents. The Company's cash incentives are structured so that the total of base salary and cash incentives when taken together, will compensate executives at market levels when company-wide and individual goals are achieved. The cash incentive elements are sensitive to performance achievement versus plan, and payment of these cash bonuses ranges from no bonus payment when performance is below established targets, to bonus amounts somewhat above market levels when performance targets are exceeded.

     EQUITY-BASED INCENTIVES. Stock options are an important component of the total compensation of executives, and are designed to align the interests of each executive with those of the shareholders. Each year the Committee considers the grant to executives of stock option awards under the Company's 1986 Incentive Stock Option Plan and 1995 Stock Option Plan. The Committee believes that stock options provide added incentive for the executives to influence the strategic direction of the Company, and to create and increase value for customers, shareholders and employees. The option grants utilize four-year vesting periods to encourage executives to continue contributing to the Company. The number of stock option shares that are granted to individual executives is, in part, based on independent survey data reflecting competitive stock option practices.

     The CEO's base salary for 1995 was established by the Committee at a level somewhat comparable to the base salaries of comparably sized companies engaged in similar industries.

REPORT ON REPRICED OPTIONS

     In June 1994 and July 1995, the Committee determined that it was in the best interest of the Company to offer to reprice the then-existing stock option grants of the Company with exercise prices in excess of the then-current fair market value of the Company's Common Stock. Excluded from the repricing actions were the CEO and two senior vice presidents.

     The objectives of the Company's Stock Option Plans (the "Stock Option Plans") are to promote the interests of the Company by providing employees and certain consultants or independent contractors an incentive to acquire a proprietary interest in the Company and to continue to render services to the Company. It was the view of the Committee that stock options with exercise prices substantially above the current market price of the Company's Common Stock were viewed negatively by most employees of the Company, and provided little, if any, equity incentive to the optionees. The Committee thus concluded that such option grants seriously undermined the specific objectives of the Stock Options Plans and should properly be repriced. In making this decision, the Committee also considered the fairness of such a determination in relation to other shareholders. In the opinion of the Committee, the shareholders' long-term best interests were clearly served by the retention and motivation of optionees.

     In this context, the Committee decided that effective June 14, 1994 and July 27, 1995 (each a "Grant Date") all Company employees (except executive officers) holding stock options with exercise prices in excess of the fair market value of the Company's Common Stock could receive a one-for-one repricing of their then-existing unexercised stock options with a new exercise price set at $10.75 per share, the fair market value of the Company's Common Stock on the first Grant Date (June 14, 1994). The second repricing allowed employees to receive a one-for-one repricing of their then-existing unexercised stock options with a new exercise price set at $9.00 per share, the fair market value of the Company's Common Stock on the second Grant Date (July 27, 1995). On January 5, 1996 the Company completed a subsequent repricing through a one-for-one stock option exchange of unvested stock options for all employees.

     None of the Company's non-employee members of the Board of Directors received any repriced stock options. It is the opinion of the Committee that this program succeeded in its objectives of building employee morale and providing new incentives for the Company's employees and management.

                                        COMPENSATION COMMITTEE

                                        William Grabe
                                        Anthony Sun

             COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Directors Grabe and Sun comprised the Compensation Committee of the Board of Directors during 1995. None of these persons has ever been an officer or employee of the Company or any of its subsidiaries, nor were there any compensation committee interlocks or other relationships during 1995 requiring disclosure under item 402(j) of Regulation S-K of the Securities and Exchange Commission.

                          COMPENSATION OF EXECUTIVE OFFICERS

     The table on the next page shows the compensation received by (a) the individual who served as the Company's Chief Executive Officer during 1995; (b) the four other most highly compensated individuals who were serving as executive officers of the Company at the fiscal year ended December 31, 1995; and (c) the compensation received by each such individual for the Company's two preceding fiscal years.

                              SUMMARY COMPENSATION TABLE



                                                                                                 LONG-TERM
                                          ANNUAL COMPENSATION                                   COMPENSATION
                                          -------------------                                      AWARDS
                                                                                                   ------
                                                                              OTHER ANNUAL         STOCK             ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR   SALARY($)(1)      BONUS($)(2)    COMPENSATION($)(3)      OPTIONS      COMPENSATION($)(4)
- ---------------------------        ----   ------------      -----------    ------------------   ------------    ------------------

Umang P. Gupta                     1995     211,250              --                  --            200,000             537
   Chairman of the Board           1994     200,000              --                  --                 --             522
   and Chief Executive Officer     1993     178,000          75,000                  --                 --           1,016

Samuel M. Inman                    1995     182,693         112,500                  --            479,999              --
   President and Chief             1994          --              --                  --                 --              --
   Executive Officer (Principle    1993          --              --                  --                 --              --
   Executive Officer)

Richard Heaps                      1995     140,114          47,500                  --             85,000             189
   Senior Vice President           1994     125,908          13,000                  --             40,000             154
   and General Counsel             1993     107,022           6,249              17,939                 --              61

Earl M. Stahl                      1995     154,167           9,000                  --             85,000             205
   Senior Vice President,          1994     134,750          23,500                  --             40,000             184
   Engineering and Chief           1993     119,587           9,600                  --                 --              48
   Technical Officer

John G. McAughtry                  1995     130,000          15,000              59,067             50,000             307
   Vice President, Asia/           1994     125,000          62,100              66,780                  -             328
   Pacific and Latin American      1993          --              --              22,115                 --             174
   Operations


________

(1) Includes amounts deferred under the Company's 401(k) plan.

(2) Includes bonuses earned in the indicated year and paid in the subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.

(3) Comprised of commissions paid to Mr. McAughtry in 1993, 1994 and 1995 and to Mr. Heaps in 1993.

(4) Comprised of premiums paid by the Company under the Company's group term life insurance policy.

                             STOCK OPTION GRANTS IN 1995

    The following table sets forth information for the executive officers named in the Summary Compensation Table with respect to grants of options to purchase Common Stock of the Company made in 1995 and the value of all options held by such executive officers on December 31, 1995.



                                  INDIVIDUAL GRANTS
                   --------------------------------------------------
                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                  % OF TOTAL                                     ANNUAL RATES OF
                                  OPTIONS                                          STOCK PRICE
                   OPTIONS        GRANTED TO     EXERCISE OR                    APPRECIATION FOR
                   GRANTED        EMPLOYEES IN   BASE PRICE     EXPIRATION        OPTION TERM (2)
                                                                               ----------------------
NAME               (SHARES)(1)    FISCAL YEAR    (PER SHARE)       DATE          5%           10%
- ------------------ ------------   ------------   -----------    ----------     -----        ------

Umang P. Gupta     200,000 (3)         11%         10.75        04/03/05       1,352,123    3,426,546

Samuel M. Inman    239,999 (4)         13%         10.75        04/10/05       1,622,541    4,111,838
                   240,000 (4)         13%          6.6250      12/14/05         999,942    2,534,051

Earl M. Stahl       40,000 (5)          2%         10.75        03/14/05         270,425      685,309
                    45,000 (5)          3%          6.6250      12/14/05         187,489      475,134

Richard J. Heaps    20,000 (6)          1%          9.00        07/14/05         113,201      286,874
                    65,000 (6)          4%          6.6250      12/14/05         270,818      686,305

John G. McAughtry   10,000 (7)          1%          9.00        01/16/05          56,601      143,437
                    53,000 (7)          3%          6.6250      12/14/05         220,821      559,603


___________________

(1) All options were granted pursuant to the Company's 1995 Stock Option Plan. No stock appreciation rights (SARs) were granted during 1995. The Company granted options to employees for an aggregate of 1,778,699 shares of Common Stock during 1995.

(2) Potential realizable values are reported net of the option exercise price but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual realized gains, if any, on stock option exercises are dependent on future performance of the Company's Common Stock, as well as the optionee's continued employment through the vesting period.

(3) Granted April 3, 1995. Exercisable at the rate of 25% of the shares subject to the option on each yearly anniversary of the date of grant.

(4) Granted April 3, 1995 and December 14, 1995, respectively. The April 3, 1995 option is exercisable at the rate of 12,000 shares per quarter commencing July 1, 1995, and of which 48,000 shares will be considered by the Board for certain accelerated vesting on the basis of Mr. Inman's job performance. The December 14, 1995 option is exercisable at the rate of 25% of the shares subject to the option on the first yearly anniversary of the date of grant and thereafter at the rate of 1/48th of such shares on each monthly anniversary of the date of grant.

(5) Granted March 14, 1995 and December 14, 1995, respectively. The March 14, 1995 option is exercisable at the rate of 25% of the shares subject to the option on each yearly anniversary of the date of grant. The December 14, 1995 option is exercisable at the rate of 25% of the shares subject to the option on the first yearly anniversary of the date of grant and thereafter at the rate of 1/48th of such shares on each monthly anniversary of the date of grant.

(6) Granted July 14, 1995 and December 14, 1995, respectively. Each option is exercisable at the rate of 25% of the shares subject to such option on the first yearly anniversary of the date of grant and thereafter at the rate of 1/48th of such shares on each monthly anniversary of the date of grant.

(7) Granted January 16, 1995 and December 14, 1995, respectively. Each option is exercisable at the rate of 25% of the shares subject to such option on the first yearly anniversary of the date of grant and thereafter at the rate of 1/48th of such shares on each monthly anniversary of the date of grant.

                                  OPTION REPRICINGS

    The following table provides information regarding the repricing of certain options held by any of the Company's executive officers during the last ten completed fiscal years.




                                                       Number of                  Exercise               Expiration
                                                        Shares        Market      Price at      New        Date of
                                            Date of      Under       Price at      time of    Exercise    Original
Employee              Title                Repricing   Repricing     Repricing    Repricing    Price       Option
- ------------------    ------------------   ---------   ---------     ---------    ---------   --------   ----------

Robert Bramley        Vice President       6/14/94     10,000        $10.75       $16.88      $10.75     12/17/03
                      Technical Services   7/27/95     10,000        $ 9.00       $10.75      $ 9.00     12/17/03

Richard J. Heaps      Senior               7/27/95     40,000        $ 9.00       $10.75      $ 9.00      6/14/04
                      Vice President and
                      General Counsel

Michael Keddington    Vice President,      7/27/95     80,000        $ 9.00       $ 9.75      $ 9.00      7/14/05
                      North American
                      Sales

John G. McAughtry     Vice President,      6/14/94     30,000        $10.75       $20.00      $10.75      7/21/03
                      Asia Pacific and     6/14/94     10,000        $10.75       $16.88      $10.75     12/17/03
                      Latin America        7/27/95     30,000        $ 9.00       $10.75      $ 9.00      7/21/03
                                           7/27/95     10,000        $ 9.00       $10.75      $ 9.00     12/17/03

Helmut Wilke          Vice President,      6/14/94     10,000        $10.75       $16.88      $10.75     12/17/03
                      European             7/27/95     10,000        $ 9.00       $10.75      $ 9.00     12/17/03
                      Operations           7/27/95     40,000        $ 9.00       $10.75      $ 9.00      6/14/04


                         AGGREGATED OPTION EXERCISES IN 1995
                              AND YEAR-END OPTION VALUES

    The following table sets forth information for the executive officers named in the Summary Compensation Table with respect to exercises in 1995 of options to purchase Common Stock of the Company.


                                                              VALUE OF
                                           NUMBER OF          UNEXERCISED
                                           UNEXERCISED        IN-THE-MONEY
                   SHARES                  OPTIONS            OPTIONS AT
                   ACQUIRED                AT 12/31/95        12/31/95
                   ON        VALUE         (EXERCISABLE/      (EXERCISABLE/
NAME               EXERCISE  REALIZED(1)   UNEXERCISABLE)(2)  UNEXERCISABLE)(3)
- -----------------  --------  -----------   -----------------  -----------------

Umang P. Gupta     --        --            --                 --

Samuel M. Inman    --        --            --                 --

Richard J. Heaps   --        --            --                 --

Earl M. Stahl      5,000     $42,500       43,542/116,458     $81,069/$15,181

John G. McAughtry  --        --            --                 --

________________

(1) Value realized is calculated based on the closing price of the Company's Common Stock as reported in the NASDAQ National Market on the date of exercise minus the exercise price of the option, and does not necessarily indicate that the optionee sold such stock.

(2)  No stock appreciation rights (SARs) were outstanding during 1995.

(3) Based on the closing price of the Company's Common Stock as reported on the NASDAQ National Market on December 29, 1995 of $5 1/8 per share minus the exercise price of the options.

                                  PERFORMANCE GRAPH

     The following graph summarizes cumulative total shareholder return data (assuming reinvestment of dividends) for the period since the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934 (February 4, 1993). The graph assumes that $100 was invested (i) on February 4, 1993 in the Common Stock of Gupta Corporation at a price per share of $18.00, the price at which such stock was first offered to the public on that date,
(ii) on January 31, 1993 in the Standard & Poor's 500 Stock Index and (iii) on January 31, 1993 in the S&P High Technology Composite Index. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                   COMPARISON OF 34 MONTH CUMULATIVE TOTAL RETURN *
                       AMONG GUPTA CORPORATION, THE S & P INDEX
                       AND THE S & P HIGH TECH COMPOSITE INDEX


                                 (INSERT GRAPH HERE)


* $100 invested on 2/4/93 in stock or on 1/31/93 in Indices including reinvestment of dividends. Fiscal year ending December 31.


                                             2/4/93    6/30/93   12/31/93  6/30/94   12/31/94  6/30/95   12/31/95
                                             ------    -------   --------  -------   --------  -------   --------

Gupta Corporation . . . . . . . . . . . .    100        97       109        51        63        54        28
Standard & Poor's 500 Index . . . . . . .    100       104       109       105       111       133       152
S & P High Technology Composite Index . .    100       107       117       116       137       189       197



                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company is a party to a reseller agreement with Novell, Inc., a beneficial owner of more than five percent of the Company's Common Stock, under which the Company agreed to pay Novell certain quarterly sales commissions and trademark license fees. During the fiscal year ended December 31, 1995, the amount of such commissions and fees paid or accruing to Novell was approximately $666,000. The reseller agreement with Novell terminates in September 1996.

    The Company has entered into indemnification agreements with each of its directors and executive officers, which may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' liability insurance if available on reasonable terms.

    The Company has entered into an employment agreement with Sam Inman dated April 10, 1995 with respect to Mr. Inman's employment as President and Chief Operating Officer of the Company. Pursuant to this agreement, Mr. Inman received a base salary of not less than $210,000 per year and is entitled to earn a target bonus of $150,000 per year, based upon achievement of financial and other goals, provided, however, that Mr. Inman is guaranteed a minimum bonus of $150,000 during the initial year of this agreement. In addition, pursuant to the agreement, Mr. Inman was granted an option to acquire up to 240,000 shares of the Company's Common Stock at an exercise price of $10.25 per share which shares vest at the rate of 12,000 shares per quarter commencing July 1, 1995, and of which 48,000 shares will be considered by the Board for certain accelerated vesting on the basis of Mr. Inman's job performance. All shares subject to the option will vest on acquisition or change of control of the Company. Pursuant to the agreement, upon termination of Mr. Inman's employment without cause, Mr. Inman is entitled to severance in the amount of his base salary and any additional benefits provided under the agreement for a period of one year.

    The Company and Earl Stahl entered into a loan agreement dated August 31, 1995 pursuant to which Mr. Stahl borrowed $300,000 in connection with his purchase of a new home. This loan will be forgiven at the rate of $40,000 of principal on each yearly anniversary of the loan, provided that Mr. Stahl is employed by the Company on such date. As of July 31, 1996, principal and interest totaling $316,610 is outstanding under this loan and the largest aggregate amount outstanding under this loan during 1995 was $306,040. Interest accrues at the rate of 6.04% per year compounded annually. The loan is due in August 1999, or earlier, within six months after termination of Mr. Stahl's employment with the Company for cause.

                           COMPLIANCE WITH SECTION 16(A) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of more than ten percent of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995 all
Section 16(a) filing requirements applicable to the Company's officers, directors and holders of more than ten percent of the Company's Common Stock were complied with.

                                    OTHER MATTERS

    The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            CRAIG W. JOHNSON
                                            SECRETARY


Dated:  August 26, 1996

                                                                    Appendix A

                                  GUPTA CORPORATION

                                1995 STOCK OPTION PLAN



    1.   PURPOSES OF THE PLAN.   The purposes of this Stock Option Plan are to
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

         Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b) "APPLICABLE LAWS" shall have the meaning set forth in Section 4(a) below.

         (c)  "BOARD" shall mean the Board of Directors of the Company.

         (d)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (e)  "COMMITTEE"   shall mean the Committee appointed by the Board of
Directors in accordance with Section 4(a) of the Plan, if one is appointed.

         (f)  "COMMON STOCK" shall mean the Common Stock of the Company.

         (g)  "COMPANY" shall mean Gupta Corporation, a California corporation.

         (h) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services.

         (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

         (j)   "DIRECTOR" shall mean a member of the Board.

         (k) "EMPLOYEE" shall mean any person, including Officers, Named Executives and those Directors who are also employees of the Company, who are employed by the Company or any Parent or Subsidiary of the Company. The payment by the Company of a director's fee to the Director shall not be sufficient to constitute "employment" of such Director by the Company.

         (l) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (n) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable option agreement.

         (o) "NAMED EXECUTIVE" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

         (p) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable option agreement.

         (q) "OFFICER" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r)  "OPTION" shall mean a stock option granted pursuant to the Plan.

         (s) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

         (t) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

         (u) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (v)  "PLAN" shall mean this 1995 Stock Option Plan.

         (w) "RULE 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

         (x) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

         (y) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 1,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

    4.   ADMINISTRATION OF THE PLAN.

         (a)  COMPOSITION OF ADMINISTRATOR.

              (i)   MULTIPLE ADMINISTRATIVE BODIES.  If permitted by
Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to Directors, Officers and Employees who are neither Directors nor Officers.

              (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and

Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and to satisfy the Applicable Laws.

              (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

              (iv)  GENERAL.   Once a Committee has been appointed pursuant to
subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

         (b)  POWERS OF THE ADMINISTRATOR.   Subject to the provisions of the
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

              (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

              (v)   to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any

Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

              (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

         (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

    5.   ELIGIBILITY.

         (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

         (b) TYPE OF OPTIONS. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c)  NO EMPLOYMENT RIGHTS.  The Plan shall not confer upon any
Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

    7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

    8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 250,000.

    9.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (i)  In the case of an Incentive Stock Option

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                   (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option

                   (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant;

                   (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

                   (C) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

         (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement,
(8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    10.  EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c)   DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (d)  DEATH OF OPTIONEE.   In the event of the death of an Optionee:

              (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

              (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    11. WITHHOLDING TAXES. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

    12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

              Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

              All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

         (a)  the election must be made on or prior to the applicable Tax Date;

         (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

         (c) all elections shall be subject to the consent or disapproval of the Administrator;

         (d) if the Optionee is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

              In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

    13.  NON-TRANSFERABILITY OF OPTIONS.   The Option may not be sold, pledged,
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

    14.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

         (a) ADJUSTMENTS. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

    15. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    16.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a)  AMENDMENT AND TERMINATION.   The Board may amend or terminate the
Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the
Plan:

              (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 14 of the Plan;

              (ii) any change in the designation of the class of persons eligible to be granted Options;

              (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

              (iv) if the Company has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

         (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    18.  RESERVATION OF SHARES.   The Company, during the term of this Plan,
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    19.  OPTION AGREEMENT.   Options shall be evidenced by written option
agreements in such forms as the Board shall approve.

    20. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange and, in particular, shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

    21.  INFORMATION TO OPTIONEES.   The Company shall provide to each
Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

                                  GUPTA CORPORATION

                                   1995 STOCK PLAN

                             NOTICE OF STOCK OPTION GRANT




Optionee's Name and Address:


- --------------------------
- --------------------------
- --------------------------



    You have been granted an option to purchase Common Stock of Gupta Corporation, (the "Company") as follows:


    Date of Grant:

    Option Price Per Share:                      $

    Total Number of Shares Granted:

    Total Price of Shares Granted:               $

    Type of Option:                          Shares Incentive Stock Option
                                        ----
                                             Shares Nonstatutory Stock Option
                                        ----

    Term/Expiration Date:

    Vesting Commencement Date:

    Vesting Schedule:

    Termination Period:                     This Option may be exercised for a
                                            period of 30 days after termination
                                            of employment or consulting
                                            relationship except as set out in
                                            Sections 6 and 7 of the Stock
                                            Option Agreement (but in no event
                                            later than the normal Expiration
                                            Date).


    By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1995 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:                                        GUPTA CORPORATION



                                            By:
- ---------------------------                    ----------------------
Signature

                                            Title:
- ---------------------------                    ----------------------
Print Name

                                  GUPTA CORPORATION
                                STOCK OPTION AGREEMENT
     1. GRANT OF OPTION. Gupta Corporation, a California corporation (the "Company"), hereby grants to the Optionee named in the attached Notice of Stock Option Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1995 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

         If designated an Incentive Stock Option in the Notice of Stock Option Grant, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code and, if not so designated, this Option is intended to be a Nonstatutory Option.
    2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Exercise Schedule set out in the Notice of Stock Option Grant and with the provisions of Sections 9 and 10 of the Plan as follows:

         (a)  Right to Exercise.

              (i)  This Option may not be exercised for a fraction of a share.

              (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitations contained in paragraphs
(iii) and (iv) below.

              (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

              (iv) If designated an Incentive Stock Option in the Notice of Stock Option Grant, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary) that are exercisable for the first time by the Optionee in any calendar year have an aggregate fair market value (determined for each Share as of the Date of Grant of the option covering such Share) that exceeds $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5 of the Plan.

         (b)  Method of Exercise.

              (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

              (ii) As a condition to the exercise of this Option, the Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise as the Company may direct.

              (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of the Optionee and as specified on the notice of exercise form: (a) cash; (b) check;
(c) surrender of other shares of Common Stock of the Company which either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; [or (d) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price,] [wish to add any of the other alternatives mentioned in Plan?]

    4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

    5. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be), Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

    6. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant (as the case may be) as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

    7. DEATH OF OPTIONEE. In the event of the death of Optionee while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant (as the case may be) since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance to the extent the Optionee was entitled to exercise such Option on the date of death.

    8. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution.
The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    9. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

    10. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Exercise Schedule is earned only by continuing as an Employee or Consultant at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon Optionee any right with respect to continuation as an Employee or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

    11. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a) EXERCISE OF INCENTIVE STOCK OPTION. If this Option is an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of alternative minimum taxable income and may subject the Optionee to the alternative minimum tax in the year of exercise.

         (b) EXERCISE OF NONSTATUTORY STOCK OPTION. If this Option is a Nonstatutory Stock Option, Optionee may incur regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         (c) DISPOSITION OF SHARES. If this Option is an Incentive Stock Option and if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of before the end of either of such two holding periods, then any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sales proceeds, over the Exercise Price. If this Option is a Nonstatutory Stock Option, then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

         (d) NOTICE OF DISQUALIFYING DISPOSITION. If this Option is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after transfer of such Shares to the Optionee upon exercise of the Incentive Stock Option, the Optionee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

    12. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and the Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.

                                      EXHIBIT A

                                  NOTICE OF EXERCISE

To:      Gupta Corporation
Attn:    Stock Plan Administrator
Subject: NOTICE OF INTENTION TO EXERCISE STOCK OPTION

     This is official notice that the undersigned ("Optionee") intends to exercise Optionee's option to purchase __________ shares of Gupta Corporation Common Stock under the Company's 1995 Stock Option Plan, as amended, and the Stock Option Agreement dated _______________, as follows:
     Number of Shares:       ________________________________
     Purchase Price:         ________________________________
     Method of Payment of
     Purchase Price:         ______         Cash or check (enclosed)

                             ______ Delivery of shares with fair market value equal to Purchase Price

                             [______        Other permitted method]
     Social Security No.:    ________________________________
     The shares should be issued as follows:
          Name:
              --------------------------------------
          Address:
                 -----------------------------------
              --------------------------------------
              --------------------------------------
          Signed:
                 -----------------------------------
          Date:
                 -----------------------------------

                                                                     Appendix B

                                  GUPTA CORPORATION

                          1992 EMPLOYEE STOCK PURCHASE PLAN

                              AMENDED DECEMBER 16, 1994

    The following constitute the provisions of the 1992 Employee Stock Purchase Plan of Gupta Corporation.

    1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.   DEFINITIONS.

         (a)  "BOARD"  shall mean the Board of Directors of the Company.

         (b)  "CODE"  shall mean the Internal Revenue Code of 1986, as amended.

         (c)  "COMMON STOCK"  shall mean the Common Stock of the Company.

         (d) "COMPANY" shall mean Gupta Corporation, a California corporation.

         (e) "COMPENSATION" shall mean all regular straight time gross earnings, excluding payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

         (f) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (g) "CONTRIBUTIONS" shall mean all amounts credited to the account of a participant pursuant to the Plan.

         (h) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (i) "EMPLOYEE" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

         (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (k) "EXERCISE DATE" shall mean the last day of each Offering Period of the Plan.

         (l) "OFFERING DATE" shall mean the first business day of each Offering Period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first business day of an Offering Period but prior to the first business day of the last calendar quarter of such Offering Period, the term "Offering Date" shall mean the first business day of the calendar quarter coinciding with or next succeeding the day on which that individual becomes an eligible Employee.

              Options granted after the first business day of an Offering
Period will be subject to the same terms as the options granted on the first business day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first business day of such Offering Period, a shorter term.

         (m)  "OFFERING PERIOD" shall mean a period of three (3) months.

         (n)  "PLAN" shall mean this Employee Stock Purchase Plan.

         (o) "REPORTING PERSON" shall mean an officer, director or other employee who is subject to Section 16 of the Exchange Act.

         (p) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

    3.   ELIGIBILITY.

         (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, provided that such person was not eligible to participate in such Offering Period as of any prior Offering Date, and further, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4. OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods, with new Offering Periods commencing on or about January 1, April 1, July 1, and October 1 of each year (or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock and continue until June 30, 1993. The Plan shall continue until terminated in accordance with
Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

    5.   PARTICIPATION.

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

         (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

    6.   METHOD OF PAYMENT OF CONTRIBUTIONS.

         (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

         (b) A participant may discontinue his or her participation in the Plan as provided in Section 10. If a participant desires to change the rate of his or her contributions, he or she may do so effective as of the beginning of the next Offering Period following the date of filing of a new subscription agreement.

         (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $25,000. Payroll deductions shall re-commence at the rate provided in such participant's subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

    7.   GRANT OF OPTION.

         (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $6,250 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

         (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in THE WALL STREET JOURNAL. For purposes of the Offering Date under the first Offering Period under the Plan, the fair market value of a share of the Common Stock of the Company shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

    8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. If the participant is a Reporting Person, the shares purchased upon exercise of an option shall not be sold or otherwise transferred by the participant within six
(6)
months after the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    9. DELIVERY. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to said participant.

    10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

         (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

         (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

         (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

         (d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

    11. INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

    12.  STOCK.

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

         (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

    13. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

    14.  DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    15. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

    16. USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

    17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

    18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

    19.  AMENDMENT OR TERMINATION.

         (a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

         (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

    20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    22. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 19.

    23. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                                             New Election ______
                                                       Change of Election ______


                                  Gupta Corporation

                             EMPLOYEE STOCK PURCHASE PLAN
                                SUBSCRIPTION AGREEMENT


    1. I, ________________________, hereby elect to participate in the Gupta Corporation Employee Stock Purchase Plan (the "Plan") for the Offering Period ______________, 19__ to _______________, 19__, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

    2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 10% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

    3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Exercise Date of the Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

    4. I understand that I may discontinue at any time prior to the Exercise Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that if I desire to change the rate of my contributions, I can do so EFFECTIVE FOR THE NEXT OFFERING PERIOD by completing and filing with the Company a new Subscription Agreement.

    5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Gupta Corporation 1992 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

    6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

________________________

________________________

    7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:


NAME:  (Please print)         _____________________________________
                              (First)       (Middle)        (Last)

____________________          _____________________________________
(Relationship)                (Address)
                              _____________________________________


    8. FOR EMPLOYEES WHO ARE NOT SEC REPORTING PERSONS. I understand that I may dispose of any shares received by me pursuant to the Plan at any time. Furthermore, I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the date of the end of the Offering Period, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at transfer. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION, AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. I understand that if applicable tax laws change, the Company may be obligated to withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

    9. FOR EMPLOYEES WHO ARE SEC REPORTING PERSONS. I understand that I may not dispose of any shares received by me pursuant to the Plan within 6 months after the date of the end of the Offering Period. Furthermore, I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the date of the end of the Offering Period, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at transfer. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION, AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. I understand that if applicable tax laws change, the Company may be obligated to withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

    10. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the LESSER of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I UNDERSTAND THAT THIS TAX SUMMARY IS ONLY A SUMMARY AND IS SUBJECT TO CHANGE.

    11. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.


SIGNATURE:  __________________________________

SOCIAL SECURITY #:  __________________________

DATE:  _______________________________________



SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):


___________________________________
(Signature)

___________________________________
(Print name)

                                  Gupta Corporation

                             EMPLOYEE STOCK PURCHASE PLAN

                                 NOTICE OF WITHDRAWAL



    I, __________________________, hereby elect to withdraw my participation in the Gupta Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") for the Offering Period _________. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

    I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

    The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.

    If the undersigned is an officer, director of Gupta Corporation or other person subject to Section 16 of the Securities Exchange Act of 1934, the undersigned further understands that under rules promulgated by the U.S. Securities and Exchange Commission he or she may not re-enroll in the Stock Purchase Plan for a period of six (6) months after withdrawal.



Dated:___________________     ________________________________
                             Signature of Employee


                             _________________________________
                             Social Security Number

                                                                     Appendix C

                                  GUPTA CORPORATION
                          1996 DIRECTORS' STOCK OPTION PLAN

    1. PURPOSES OF THE PLAN. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         All options granted hereunder shall be nonstatutory stock options.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a)  "BOARD" shall mean the Board of Directors of the Company.

         (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

         (d)  "COMPANY" shall mean Gupta Corporation, a California corporation.

         (e) "CONTINUOUS STATUS AS A DIRECTOR" shall mean the absence of any interruption or termination of service as a Director.

         (f)  "DIRECTOR" shall mean a member of the Board.

         (g) "EMPLOYEE" shall mean any person, including any officer or director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

         (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (i) "OPTION" shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

         (j) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

         (k)  "OPTIONEE" shall mean an Outside Director who receives an Option.

         (l)  "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee.

         (m) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (n)  "PLAN" shall mean this 1996 Directors' Stock Option Plan.

         (o) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (p) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 500,000 Shares (the "POOL") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

    4.   ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

         (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

         (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

              (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

              (ii) Each Outside Director shall be automatically granted an Option to purchase Shares (the "OPTION") as follows: (A) with respect to persons who are Outside Directors on the effective date of this Plan, as determined in accordance with Section 6 hereof, 50,000 shares on such effective date, and (B) with respect to any other person, 50,000 shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

              (iii) Notwithstanding the provisions of subsection (ii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

              (iv) Notwithstanding the provisions of subsection (ii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

              (v) The terms of each Option granted hereunder shall be as follows:

                      (1) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof;

                      (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option, determined in accordance with Section 8 hereof; and

                      (3) the Option shall become exercisable in installments cumulatively as to 1/48th of the Shares subject to the Option on each of the first forty-eight monthly anniversaries of the date of grant of the Option.

         (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         (e) SUSPENSION OR TERMINATION OF OPTION. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

    5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

         The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

    6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the date on which it is adopted by resolution of the Company's Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

    7. TERM OF OPTIONS. The term of each Option shall be ten (10) years from the date of grant thereof.

    8.   EXERCISE PRICE AND CONSIDERATION.


         (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

         (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board; PROVIDED, HOWEVER, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the day immediately preceding the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the day immediately preceding the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in THE WALL STREET JOURNAL.

         (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

    9.   EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c) DISABILITY OF OPTIONEE. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         (d)  DEATH OF OPTIONEE.  In the event of the death of an Optionee:

              (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in
Section 7 has expired.

              (ii) Three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

    10. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

    11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

         (a) ADJUSTMENT. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) CORPORATE TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

    12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

    13.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; PROVIDED THAT, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

    17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such shareholder approval.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF GUPTA CORPORATION FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 24, 1996


    The undersigned shareholder of Gupta Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 26, 1996, and hereby appoints Sam Inman and Richard Heaps or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Gupta Corporation to be held on Tuesday, September 24, 1996 at 3:00 p.m., local time, at Hyatt Rickey's in Palo Alto, located at 4219 El Camino Real, Palo Alto, California 94306 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

    1.   ELECTION OF DIRECTORS:

         ___  FOR all nominees listed below (except as indicated).

         ___  WITHHOLD authority to vote for all nominees listed below.

         IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

         Umang P. Gupta, Samuel M. Inman, D. Bruce Scott, William O. Grabe, Max
D. Hopper, Anthony Sun.

    2. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES TO AN AGGREGATE OF 2,000,000 SHARES:

              ____FOR        ____AGAINST         ____ABSTAIN

    3. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1992 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER BY 100,000 SHARES TO AN AGGREGATE OF 400,000 SHARES.

    4. PROPOSAL TO APPROVE THE ADOPTION OF THE 1996 DIRECTORS' STOCK OPTION PLAN AND THE RESERVATION OF 500,000 SHARES OF COMMON STOCK FOR ISSUANCE
THEREUNDER:

              ____FOR        ____AGAINST         ____ABSTAIN

    5. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO CENTURA SOFTWARE
CORPORATION:

              ____FOR        ____AGAINST         ____ABSTAIN

    6. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996:

              ____FOR        ____AGAINST         ____ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES TO AN AGGREGATE OF 2,000,000 SHARES; (3) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1992 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 100,000 SHARES TO AN AGGREGATE OF 400,000 SHARES; (4) FOR APPROVAL OF THE ADOPTION OF THE 1996 DIRECTORS' STOCK OPTION PLAN AND THE RESERVATION OF 500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER; (5) FOR APPROVAL OF THE COMPANY'S CHANGE OF NAME TO CENTURA SOFTWARE CORPORATION; (6) FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.



______________________________________      Date:__________________________
Signature


______________________________________      Date:__________________________
Signature

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)